EURONET WORLDWIDE, INC.
                            2002 STOCK INCENTIVE PLAN

                         -------------------------------

           Form of Performance-Based Restricted Share Award Agreement

                         -------------------------------

                           Award No.
                                     ------
                             Date
                                     ------


You are hereby awarded Restricted Shares subject to the terms and conditions set forth in this Restricted Share Award Agreement ("Award Agreement"), and in the Euronet Worldwide, Inc. 2002 Stock Incentive Plan (the "Plan"). The Plan and a Prospectus including a summary of the Plan are available on the Euronet website at http/eworld.eeft.com and may be obtained from the Human Resources Director of Euronet. You should carefully review these documents, and consult with your personal financial advisor, in order to fully understand the implications of this Award, including your tax alternatives and their consequences.

          Capitalized terms are defined in the Plan or in this Award Agreement. By executing this Award Agreement, you agree to be bound by all of the Plan's terms and conditions as if they had been set out verbatim in this Award Agreement. In addition, you recognize and agree that all determinations, interpretations, or other actions respecting the Plan and this Award Agreement will be made by the Committee appointed by the Board of Directors (the "Board") of Euronet Worldwide, Inc. (the "Company") pursuant to Section 3(b) of the Plan, and that such determinations, interpretations or other actions are (in the absence of manifest bad faith or fraud) final, conclusive and binding upon all parties, including you, your heirs, and representatives.

1. Specific Terms. Your Restricted Shares have the following terms:

Name of Participant

Number of Shares
Subject to Award
Agreement

Grant Date

Vesting Your Restricted Shares under this Award Agreement shall vest as follows:

Vesting (cont'd)  Provided that the above will be subject in each case to the following:

                  (i) any performance criteria set forth in the box labeled "Performance Criteria" below;

                  (ii) acceleration as provided in Section 12(c) of the Plan, subject to Section 4 of this Agreement,

                  (iii) to your service with the Company not terminating prior to the vesting date;

                  (iv) the Committee's determination and certification in writing that each of the performance metrics set forth in any Performance Criteria has been achieved.

Performance       Notwithstanding the terms provided in the box entitled
Criteria          "Vesting" above, if Performance Criteria are set forth below, vesting of the Restricted Shares under this Award Agreement shall be accelerated, and they shall vest in accordance with the schedule provided below, if such Performance Criteria are met:















                  Provided that the above will be subject in each case to the following:

                  (i) to your service with the Company not terminating prior to the date vesting occurs under the Performance Criteria; and

                  (ii) the Committee's determination and certification in writing that the Performance Criteria have been achieved.

It is understood that if Performance Criteria are set forth above and those criteria are met, then the vesting period set forth in the box entitled "Vesting" shall not apply, and the Restricted Shares shall vest in accordance with the schedule set forth in such Performance Criteria.

2. Vesting of Restricted Shares. The Restricted Shares shall vest only in accordance with the terms and conditions set forth in this Award Agreement, and sections 7(e)(1) and 9(b) of the Plan shall not be applicable to this Award Agreement. In the event of your death or disability prior to the lapse of any vesting restrictions set forth in Section 1, all vesting restrictions shall lapse with respect to any unvested Restricted Shares granted pursuant to this Award Agreement and the Committee shall distribute Shares to you or your beneficiary in accordance with this Section 7. The Restricted Shares granted hereunder shall not be converted into unrestricted shares of Common Stock and distributed to you unless and until such Restricted Shares vest and become non-forfeitable in accordance with the vesting schedule set forth in Section 1 of this Award Agreement. In addition, the Restricted Shares shall vest only if you are a director, officer, employee or consultant of the Company as of the time the Restricted Shares are scheduled to vest.

3. Forfeiture of Restricted Shares. In the event you terminate employment with the Company for any reason other than death or disability prior to the Restricted Shares becoming vested, any Restricted Shares not otherwise vested shall expire and you shall not be entitled to Shares of Common Stock attributable to such Restricted Shares. Likewise, any dividends paid on Shares underlying such forfeited Restricted Shares and held in a suspense account for you in accordance with Section 5 below shall also be forfeited. In the event of your termination of employment other than because of a termination for cause, the Committee may, in its sole discretion, waive the automatic forfeiture of such Restricted Shares and/or any dividends attributable to the stock underlying such Restricted Shares.

4. Forfeitures Due to Section 280G Limitations. Notwithstanding anything to the contrary in this Award Agreement, in the event that the vesting of the Restricted Shares is accelerated because of an Accelerating Event as defined in the Plan and subject to the modifications of this Section 4, and such acceleration results in you being liable or obligated for the payment of any Federal excise taxes under Section 4999(a) of the Code, and/or any state or local excise taxes attributable to an "excess parachute payment" under Section 280G of the Code, the number of Restricted Shares granted to you as to which the vesting period shall lapse may be reduced by the smallest number necessary to eliminate such tax liability. For the purposes of this Award Agreement, the definition of "Accelerating Event" set forth Section 12(c) of the Plan applies to this Award, subject to the deletion of clause (i) of Section 12(c) and its replacement with the following text:

          "(i) the Company closes a merger or consolidation that occurs to pursuant to execution of a definitive agreement with another corporation, or the Company otherwise disposes of substantially all of its assets."

5. Dividends. You shall be entitled to receive any additional cash and shares of Common Stock attributable to cash dividends and/or stock dividends declared and paid with respect to shares of Common Stock between the date the relevant Restricted Share Award was initially granted and the date you are entitled to receive shares of Common Stock. For purposes of determining the amount of cash or shares of Common Stock accrued by you pursuant to this Section 5, one Restricted Share shall equal one share of Common Stock. Notwithstanding the foregoing, in no event shall dividends or other distributions accrue to you for any Restricted Shares with respect to record dates occurring prior to the Grant Date set forth in Section 1 of this Award Agreement or with respect to record dates occurring on or after the date, if any, on which you forfeited those Restricted Shares. To the extent dividends or other distributions accrue to your benefit as a result of owning the Restricted Shares, such dividends or other distributions shall be held in a suspense account for you until you become vested in the Restricted Shares. If any stock dividends accrue to your benefit pursuant to this Award Agreement, those shares shall be subject to the same restrictions on transferability set forth in Section 18 of this Award Agreement as the Restricted Shares.

6. Issuance of Restricted Shares. Until all vesting restrictions lapse, any certificates that you receive for Restricted Shares will include a legend stating that they are subject to the restrictions set forth in the Plan and this Award Agreement.

7. Lapse of Vesting Restrictions and Distribution of Common Stock. As vesting restrictions lapse, the Committee shall cause certificates for Shares of Common Stock to be issued and delivered to you, with such legends and restrictions that the Committee determines to be appropriate. The Committee shall distribute one share of Common Stock for each vested Restricted Share, and no fractional shares of Common Stock shall be distributed. At the same time of distribution of such Common Stock, the Committee shall distribute to you any Shares representing stock dividends and any cash dividends (an earnings thereon) held in your suspense account.

8. Long-term Consideration for Award. You recognize and agree that the Company's key consideration in granting this Award is securing your long-term commitment to advance and promote the Company's business interests and objectives.
Accordingly, you agree to the following as material and indivisible consideration for this Award:

     (a) Fiduciary Duty. During your employment with the Company, you shall devote your full energies, abilities, attention and business time to the performance of your job responsibilities and shall not engage in any activity which conflicts or interferes with, or in any way compromises, your performance of such responsibilities.

     (b) Confidential Information. You recognize that by virtue of your employment with the Company, you will be granted otherwise prohibited access to confidential information and proprietary data which are not known to the
Company's competitors. This information (the "Confidential Information") includes, but is not limited to, current and prospective customers; the identity of key contacts at such customers; customers' particularized preferences and needs;

marketing strategies and plans; financial data; personnel data; compensation data; proprietary procedures and processes; and other unique and specialized practices, programs and plans of the Company and its customers and prospective customers. You recognize that this Confidential Information constitutes a valuable property of the Company, developed over a significant period of time and at substantial expense. Accordingly, you agree that you shall not, at any time during or after his or her employment with the Company, divulge such Confidential Information or make use of it for your own purposes or the purposes of any person or entity other than the Company.

     (c) Non-Solicitation of Customers. You recognize that by virtue of your employment with the Company you will be introduced to and involved in the solicitation and servicing of existing customers of the Company and new customers obtained by the Company during your employment. You understand and agree that all efforts expended in soliciting and servicing such customers shall be for the permanent benefit of the Company. You further agree that during your employment with the Company you will not engage in any conduct which could in any way jeopardize or disturb any of the Company's customer relationships. You also recognize the Company's legitimate interest in protecting, for a reasonable period of time after your employment with the Company, the Company's customers. Accordingly, you agree that, for a period beginning on the date hereof and ending one (1) year after termination of your employment with the Company, regardless of the reason for such termination, you shall not, directly or indirectly, without the prior written consent of the Chairman of the Company, market, offer, sell or otherwise furnish any products or services similar to, or otherwise competitive with, those offered by the Company to any customer of the Company.

     (d) Non-Solicitation of Employees. You recognize the substantial expenditure of time and effort which the Company devotes to the recruitment, hiring, orientation, training and retention of its employees. Accordingly, you agree that, for a period beginning on the date hereof and ending two (2) years after termination of your employment with the Company, regardless of the reason for such termination, you shall not, directly or indirectly, for yourself or on behalf of any other person or entity, solicit, offer employment to, hire or otherwise retain the services of any employee of the Company.

     (e) Survival of Commitments; Potential Recapture of Award and Proceeds. You acknowledge and agree that the terms and conditions of this Section 8 regarding confidentiality and non-solicitation shall survive both (i) the termination of your employment with the Company for any reason, and (ii) the termination of the Plan, for any reason. You acknowledge and agree that the grant of Restricted Shares in this Award Agreement is just and adequate consideration for the survival of the restrictions set forth herein, and that the Company may pursue any or all of the following remedies if you either violate the terms of this Section or succeed for any reason in invalidating any part of it (it being understood that the invalidity of any term hereof would result in a failure of consideration for the Award):

          (i) declaration that the Award is null and void and of no further force or effect;

          (ii) recapture of any cash paid or Shares issued to you, or any designee or beneficiary of the Participant, pursuant to the Award;

          (iii) recapture of the proceeds, plus reasonable interest, with respect to any Shares that are both issued pursuant to this Award and sold or otherwise disposed of by you, or any designee or beneficiary of yours.

The remedies provided above are not intended to be exclusive, and the Company may seek such other remedies as are provided by law, including equitable relief.

     (f) Acknowledgement. You acknowledge and agree that your adherence to the foregoing requirements will not prevent you from engaging in your chosen occupation and earning a satisfactory livelihood following the termination of your employment with the Company.

9. Section 83(b) Election Notice. If you make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the Shares underlying your Restricted Shares (a "Section 83(b) election"), you agree to provide a copy of such election to the Company within 10 days after filing that election with the Internal Revenue Service. Exhibit A contains a suggested form of Section 83(b) election.

10. Designation of Beneficiary. Notwithstanding anything to the contrary contained herein or in the Plan, following the execution of this Award Agreement, you may expressly designate a beneficiary (the "Beneficiary") to your interest, if any, in the Restricted Shares awarded hereby. You shall designate the Beneficiary by completing and executing a designation of beneficiary agreement substantially in the form attached hereto as Exhibit B (the "Designation of Beneficiary") and delivering an executed copy of the Designation of Beneficiary to the Company.

11. Notices. Any notice or communication required or permitted by any provision of this Award Agreement to be given to you shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested, addressed to you at the last address that the Company had for you on its records. Each party may, from time to time, by notice to the other party hereto, specify a new address for delivery of notices relating to this Award Agreement. Any such notice shall be deemed to be given as of the date such notice is personally delivered or properly mailed.

12. Binding Effect. Except as otherwise provided in this Award Agreement or in the Plan, every covenant, term, and provision of this Award Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legatees, legal representatives, successors, transferees, and assigns.

13. Modifications. This Award Agreement may be modified or amended at any time by the Committee, provided that your consent must be obtained for any modification that adversely alters or impairs any rights or obligations under this Award Agreement, unless there is an express Plan provision permitting the Committee to act unilaterally to make the modification.

14. Headings. Headings shall be ignored in interpreting this Award Agreement.

15. Severability. Every provision of this Award Agreement and the Plan is intended to be severable, and any illegal or invalid term shall not affect the validity or legality of the remaining terms.

16. Governing Law. This Award Agreement shall be interpreted, administered and otherwise subject to the laws of the State of Delaware (disregarding any choice-of-law provisions).

17. Counterparts. This Award Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute the same instrument.

18. Share Transfers and Restrictions. The Restricted Shares granted pursuant to this Award Agreement may not be sold, assigned, pledged, hypothecated, transferred or otherwise disposed of by you, and you agree not to sell, assign, pledge, hypothecate, transfer or otherwise dispose of any Restricted Shares granted pursuant to this Award Agreement prior to the time when the vesting restrictions set forth herein lapse according to the vesting schedule set forth in Section 1. As the vesting restrictions lapse with respect to the Restricted Shares, the Committee shall distribute to you, in accordance with Section 7 of this Award Agreement, one Share of Common Stock for each vested Restricted Share. Such Shares of Common Stock will be freely transferable under this Award Agreement and the Plan, subject only to such further limitations on transfer, if any, as may exist under applicable law or any other binding agreement.

Notwithstanding  the foregoing,  you may transfer this Award in accordance  with
Section 13(b) and the following provisions:

          (i) by instrument to an inter vivos or testamentary trust (or other entity) in which each beneficiary is a permissible gift recipient, as such is set forth in subsection (ii) of this
               Section 18, or

          (ii) by gift to charitable institutions or by gift or transfer for consideration to any of the following relatives of yours or to an inter vivos trust, testamentary trust or other entity primarily for the benefit of the following relatives of yours: any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, domestic partner, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

Any transferee of your rights shall succeed and be subject to all of the terms of this Award Agreement and the Plan.

19. Income Taxes and Deferred Compensation. You are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with this Award Agreement (including any taxes arising under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold you harmless from any or all of such taxes. To the extent that the Award of any Restricted Shares granted hereunder may obligate the Company to pay withholding taxes on your behalf, the Company shall have the power to withhold, or require Participant to remit to the Company, an amount sufficient to satisfy any such federal, state, local or foreign withholding taxes. In addition, the Committee shall have the discretion to unilaterally modify this Award Agreement in a manner that (i) conforms with the requirements of Section 409A of the Code with respect to compensation that is deferred and that vests after December 31, 2004, (ii) that voids any election to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under
Section 409A of the Code or any distribution  event that is both allowable under
Section 409A of the Code and is elected by you, subject to any valid second election to defer, provided that the Committee permits second elections to defer in accordance with Section 409A(a)(4)(C). The Committee shall have the sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the Plan and this Award Agreement.

                BY YOUR SIGNATURE BELOW, along with the signature of the Company's representative, you and the Company agree that the Restricted Shares are awarded under and governed by the terms and conditions of this Award Agreement and the Plan.

                               EURONET WORLDWIDE, INC.



                               By:
                                   ---------------------------------------------
                                   Name:
                                   Title:



                               PARTICIPANT

                               The undersigned Participant hereby accepts the terms of this Award Agreement and the Plan.



                               By:
                                   ---------------------------------------------
                                   Name of Participant:
                                                       -------------------------

                                                                       EXHIBIT A


                             EURONET WORLDWIDE, INC.
                            2002 STOCK INCENTIVE PLAN

                           ---------------------------

                           Section 83(b) Election Form

                           ---------------------------


Attached is an Internal Revenue Code Section 83(b) Election Form. IF YOU WISH TO MAKE A SECTION 83(B) ELECTION, YOU MUST DO SO WITHIN 30 DAYS AFTER THE DATE THE RESTRICTED SHARES COVERED BY THE ELECTION WERE TRANSFERRED TO YOU. In order to make the election, you must completely fill out the attached form and file one copy with the Internal Revenue Service office where you file your tax return. In addition, one copy of the statement also must be submitted with your income tax return for the taxable year in which you make this election. Finally, you also must submit a copy of the election form to the Company within 10 days after filing that election with the Internal Revenue Service. A Section 83(b) election normally cannot be revoked.

                                                                       EXHIBIT A

                             EURONET WORLDWIDE, INC.
                            2002 STOCK INCENTIVE PLAN

         --------------------------------------------------------------

         Election to Include Value of Restricted Shares in Gross Income in Year of Transfer Under Internal Revenue Code Section 83(b)

         --------------------------------------------------------------

          Pursuant to Section 83(b) of the Internal Revenue Code, I hereby elect within 30 days after receiving the property described herein to be taxed immediately on its value specified in item 5 below.

1.   My General Information:

           Name:
                     -------------------------------
           Address:
                     -------------------------------
                     -------------------------------

           S.S.N.
           or T.I.N.:
                     -------------------------------

2. Description of the property with respect to which I am making this election:

          ____________________ shares of ___________ stock of Euronet Worldwide,
          Inc. (the "Restricted Shares").

3. The Restricted Shares were transferred to me on ______________ ___, 20__. This election relates to the 20____ calendar taxable year.

4.   The Restricted Shares are subject to the following restrictions:

          The Restricted Shares are forfeitable until they is are earned in accordance with Section 1 of the Euronet Worldwide, Inc. 2002 Stock Incentive Plan ("Plan") Restricted Shares Award Agreement ("Award Agreement") or other Award Agreement or Plan provisions. The Restricted Shares generally are not transferable until my interest becomes vested and nonforfeitable, pursuant to the Award Agreement and the Plan.

5.   Fair market value:

          The fair market value at the time of transfer (determined without regard to any restrictions other than restrictions which by their terms never will lapse) of the Restricted Shares with respect to which I am making this election is $_____ per share.

6.   Amount paid for Restricted Shares:

          The amount I paid for the Restricted Shares is $____ per share.

7.   Furnishing statement to employer:

          A  copy  of  this   statement  has  been  furnished  to  my  employer,
                        .  If the transferor of the Restricted  Shares is not my
          --------------
          employer, that entity also has been furnished with a copy of this statement.

8.   Award Agreement or Plan not affected:

          Nothing contained herein shall be held to change any of the terms or conditions of the Award Agreement or the Plan.



Dated:                 , 200    .
       ------------ ---     ----


                                        ----------------------------------------
                                        Taxpayer

                                                                       EXHIBIT B


                             EURONET WORLDWIDE, INC.
                            2002 STOCK INCENTIVE PLAN

                         -------------------------------

                           Designation of Beneficiary

                         ------------------------------

          In connection with the RESTRICTED SHARE AWARD AGREEMENT (the "Award Agreement") entered into on _______________, 200___ between Euronet Worldwide, Inc. (the "Company") and _______________, an individual residing at _______________ (the "Recipient"), the Recipient hereby designates the person specified below as the beneficiary of the Recipient's interest in Restricted Shares (as defined in the 2002 Stock Incentive Plan of the Company awarded pursuant to the Award Agreement. This designation shall remain in effect until revoked in writing by the Recipient.


           Name of Beneficiary:
                                -----------------------------------------

           Address:
                                -----------------------------------------

                                -----------------------------------------

                                -----------------------------------------

           Social Security No.:
                                -----------------------------------------


          The Recipient understands that this designation operates to entitle the above-named beneficiary to the rights conferred by the Award Agreement from the date this form is delivered to the Company until such date as this designation is revoked in writing by the Recipient, including by delivery to the Company of a written designation of beneficiary executed by the Recipient on a later date.

                               Date:
                                    -------------------------------------

                               By:
                                    -------------------------------------
                                    [Recipient Name]



Sworn to before me this
     day of             , 200
----        ------------     ---


-------------------------------
Notary Public

County of
           --------------------
State of
           --------------------